Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Second Quarter		Year-to-Date
	2020	2019	2020	2019
NET SALES	$3,147.4	$3,761.3	$6,276.8	$7,094.9
COSTS AND EXPENSES
Cost of sales	2,134.7	2,461.5	4,241.0	4,689.5
Gross margin	1,012.7	1,299.8	2,035.8	2,405.4
% of Net Sales	32.2%	34.6%	32.4%	33.9%
Selling, general and administrative	732.0	782.3	1,480.5	1,561.2
% of Net Sales	23.3%	20.8%	23.6%	22.0%
Operating margin	280.7	517.5	555.3	844.2
% of Net sales	8.9%	13.8%	8.8%	11.9%
Other - net	86.9	62.2	161.8	127.6
Gain on sale of business	—	(17.2)	—	(17.2)
Restructuring charges	27.9	8.5	31.8	17.2
Income from operations	165.9	464.0	361.7	716.6
Interest - net	54.8	60.3	104.4	118.1
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	111.1	403.7	257.3	598.5
Income tax (benefit) expense	(117.3)	51.6	(104.4)	76.3
NET EARNINGS BEFORE EQUITY INTEREST	228.4	352.1	361.7	522.2
Share of net earnings of equity method investment	10.3	5.3	10.1	5.6
NET EARNINGS	238.7	357.4	371.8	527.8
Less: Net earnings attributable to non-controlling interests	0.3	1.1	0.2	1.6
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	238.4	356.3	371.6	526.2
Less: Preferred stock dividends	4.7	—	4.7	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$233.7	$356.3	$366.9	$526.2

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.52	$2.41	$2.41	$3.56
Diluted	$1.52	$2.37	$2.39	$3.50
DIVIDENDS PER SHARE	$0.69	$0.66	$1.38	$1.32
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	153,330	148,099	152,011	147,982
Diluted	154,154	150,358	153,290	150,139

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 27, 2020	December 28, 2019
ASSETS
Cash and cash equivalents	$859.8	$297.7
Accounts and notes receivable, net	1,719.4	1,454.6
Inventories, net	2,753.4	2,255.0
Other current assets	436.9	449.3
Total current assets	5,769.5	4,456.6
Property, plant and equipment, net	2,024.4	1,959.5
Goodwill and other intangibles, net	13,911.6	12,859.5
Other assets	1,278.9	1,321.0
Total assets	$22,984.4	$20,596.6
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$703.1	$337.3
Current maturities of long-term debt	3.1	3.1
Accounts payable	2,117.4	2,087.8
Accrued expenses	1,754.7	1,977.5
Total current liabilities	4,578.3	4,405.7
Long-term debt	4,658.7	3,176.4
Other long-term liabilities	3,781.8	3,872.3
Stanley Black & Decker, Inc. shareowners’ equity	9,959.5	9,136.3
Non-controlling interests’ equity	6.1	5.9
Total liabilities and shareowners' equity	$22,984.4	$20,596.6

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Second Quarter		Year-to-Date
		2020	2019	2020	2019
	OPERATING ACTIVITIES
	Net earnings	$238.7	$357.4	$371.8	$527.8
	Depreciation and amortization	144.7	141.7	285.8	279.5
	Gain on sale of business	—	(17.2)	—	(17.2)
	Share of net earnings of equity method investment	(10.3)	(5.3)	(10.1)	(5.6)
	Changes in working capital[1]	(206.4)	35.9	(719.1)	(580.9)
	Other	161.5	(11.5)	(5.4)	(133.9)
	Net cash provided by (used in) operating activities	328.2	501.0	(77.0)	69.7
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(64.5)	(97.2)	(147.4)	(186.8)
	Proceeds from sale of business, net of cash sold	—	76.7	—	76.7
	Business acquisitions, net of cash acquired	0.4	0.2	(1,302.0)	(676.0)
	Purchases of investments	(7.1)	(8.3)	(13.6)	(253.7)
	Net investment hedge settlements	16.6	—	41.0	3.9
	Payments on long-term debt	—	—	—	(400.0)
	Proceeds from debt issuances, net of fees	(3.8)	(0.7)	1,482.6	496.2
	Stock purchase contract fees	(20.0)	(10.1)	(40.1)	(20.2)
	Net short-term (repayments) borrowings	(980.8)	(330.6)	371.1	1,089.3
	Proceeds from issuances of common stock	756.7	14.4	801.3	24.6
	Craftsman deferred purchase price	—	—	(250.0)	—
	Craftsman contingent consideration	(33.0)	—	(33.0)	—
	Cash dividends on common stock	(105.8)	(97.7)	(211.4)	(195.3)
	Effect of exchange rate changes on cash	(1.6)	0.2	(24.2)	5.0
	Other	(7.0)	(8.8)	(35.3)	(19.9)
	Net cash (used in) provided by investing and financing activities	(449.9)	(461.9)	639.0	(56.2)
	(Decrease) increase in cash, cash equivalents and restricted cash	(121.7)	39.1	562.0	13.5
	Cash, cash equivalents and restricted cash, beginning of period	998.3	285.8	314.6	311.4
	Cash, cash equivalents and restricted cash, end of period	$876.6	$324.9	$876.6	$324.9
	Free Cash Flow Computation[2]
	Operating cash flow	$328.2	$501.0	$(77.0)	$69.7
	Less: capital and software expenditures	(64.5)	(97.2)	(147.4)	(186.8)
	Free cash flow (before dividends)	$263.7	$403.8	$(224.4)	$(117.1)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				June 27, 2020	December 28, 2019
	Cash and cash equivalents			$859.8	$297.7
	Restricted cash included in Other current assets			16.8	16.9
	Cash, cash equivalents and restricted cash			$876.6	$314.6

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Second Quarter		Year-to-Date
	2020	2019	2020	2019
NET SALES
Tools & Storage	$2,197.2	$2,626.0	$4,268.0	$4,918.3
Industrial	517.5	649.9	1,108.2	1,204.9
Security	432.7	485.4	900.6	971.7
Total	$3,147.4	$3,761.3	$6,276.8	$7,094.9
SEGMENT PROFIT
Tools & Storage	$345.1	$440.0	$579.9	$705.8
Industrial	5.1	95.1	72.9	166.1
Security	9.2	38.0	30.1	77.5
Segment Profit	359.4	573.1	682.9	949.4
Corporate Overhead	(78.7)	(55.6)	(127.6)	(105.2)
Total	$280.7	$517.5	$555.3	$844.2
Segment Profit as a Percentage of Net Sales
Tools & Storage	15.7%	16.8%	13.6%	14.4%
Industrial	1.0%	14.6%	6.6%	13.8%
Security	2.1%	7.8%	3.3%	8.0%
Segment Profit	11.4%	15.2%	10.9%	13.4%
Corporate Overhead	(2.5)%	(1.5)%	(2.0)%	(1.5)%
Total	8.9%	13.8%	8.8%	11.9%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Second Quarter 2020
		Reported	Acquisition-Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,012.7	$42.6	$1,055.3
	% of Net Sales	32.2%		33.5%
	Selling, general and administrative	732.0	(79.2)	652.8
	% of Net Sales	23.3%		20.7%
	Operating margin	280.7	121.8	402.5
	% of Net Sales	8.9%		12.8%
	Earnings before income taxes and equity interest	111.1	169.5	280.6
	Income taxes	(117.3)	159.4	42.1
	Share of net earnings of equity method investment	10.3	3.2	13.5
	Net earnings attributable to common shareowners	233.7	13.3	247.0
	Diluted earnings per share of common stock	$1.52	$0.08	$1.60

[1]	Acquisition-related charges and other relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives, and a one-time tax benefit related to a supply chain reorganization.

		Second Quarter 2019
		Reported	Acquisition-Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,299.8	$10.7	$1,310.5
	% of Net Sales	34.6%		34.8%
	Selling, general and administrative	782.3	(26.6)	755.7
	% of Net Sales	20.8%		20.1%
	Operating margin	517.5	37.3	554.8
	% of Net Sales	13.8%		14.8%
	Earnings before income taxes and equity interest	403.7	32.9	436.6
	Income taxes	51.6	(0.9)	50.7
	Share of net earnings of equity method investment	5.3	10.2	15.5
	Net earnings attributable to common shareowners	356.3	44.0	400.3
	Diluted earnings per share of common stock	$2.37	$0.29	$2.66

[2]	Acquisition-related charges and other relate primarily to restructuring, deal and integration costs, Security business transformation and margin resiliency initiatives, a gain on a sale of a business, and inventory step-up charges.
[3]	The normalized 2020 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2020
		Reported	Acquisition-Related Charges & Other[1]	Normalized[3]
	Gross margin	$2,035.8	$51.7	$2,087.5
	% of Net Sales	32.4%		33.3%
	Selling, general and administrative	1,480.5	(109.0)	1,371.5
	% of Net Sales	23.6%		21.9%
	Operating margin	555.3	160.7	716.0
	% of Net Sales	8.8%		11.4%
	Earnings before income taxes and equity interest	257.3	231.2	488.5
	Income taxes	(104.4)	172.5	68.1
	Share of net earnings of equity method investment	10.1	4.2	14.3
	Net earnings attributable to common shareowners	366.9	62.9	429.8
	Diluted earnings per share of common stock	$2.39	$0.41	$2.80

[1]	Acquisition-related charges and other relate primarily to a cost reduction program, inventory step-up charges, deal costs, Security business transformation and margin resiliency initiatives, and a one-time tax benefit related to a supply chain reorganization.

		Year-to-Date 2019
		Reported	Acquisition-Related Charges & Other[2]	Normalized[3]
	Gross margin	$2,405.4	$17.1	$2,422.5
	% of Net Sales	33.9%		34.1%
	Selling, general and administrative	1,561.2	(49.6)	1,511.6
	% of Net Sales	22.0%		21.3%
	Operating margin	844.2	66.7	910.9
	% of Net Sales	11.9%		12.8%
	Earnings before income taxes and equity interest	598.5	85.5	684.0
	Income taxes	76.3	11.5	87.8
	Share of net earnings of equity method investment	5.6	13.6	19.2
	Net earnings attributable to common shareowners	526.2	87.6	613.8
	Diluted earnings per share of common stock	$3.50	$0.59	$4.09

[2]	Acquisition-related charges and other relate primarily to restructuring, deal and integration costs, Security business transformation and
	margin resiliency initiatives, a gain on a sale of a business, and inventory step-up charges.
[3]	The normalized 2020 and 2019 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Second Quarter 2020
		Reported	Acquisition-Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$345.1	$28.4	$373.5
	Industrial	5.1	40.6	45.7
	Security	9.2	32.5	41.7
	Segment Profit	359.4	101.5	460.9
	Corporate Overhead	(78.7)	20.3	(58.4)
	Total	$280.7	$121.8	$402.5
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.7%		17.0%
	Industrial	1.0%		8.8%
	Security	2.1%		9.6%
	Segment Profit	11.4%		14.6%
	Corporate Overhead	(2.5)%		(1.9)%
	Total	8.9%		12.8%

[1]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.

		Second Quarter 2019
		Reported	Acquisition-Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$440.0	$7.5	$447.5
	Industrial	95.1	11.3	106.4
	Security	38.0	16.3	54.3
	Segment Profit	573.1	35.1	608.2
	Corporate Overhead	(55.6)	2.2	(53.4)
	Total	$517.5	$37.3	$554.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.8%		17.0%
	Industrial	14.6%		16.4%
	Security	7.8%		11.2%
	Segment Profit	15.2%		16.2%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	13.8%		14.8%

[2]	Acquisition-related and other charges relate primarily to inventory step-up, integration costs, and Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2020
		Reported	Acquisition-Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$579.9	$31.5	$611.4
	Industrial	72.9	51.0	123.9
	Security	30.1	46.4	76.5
	Segment Profit	682.9	128.9	811.8
	Corporate Overhead	(127.6)	31.8	(95.8)
	Total	$555.3	$160.7	$716.0
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	13.6%		14.3%
	Industrial	6.6%		11.2%
	Security	3.3%		8.5%
	Segment Profit	10.9%		12.9%
	Corporate Overhead	(2.0)%		(1.5)%
	Total	8.8%		11.4%

[1]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.

		Year-to-Date 2019
		Reported	Acquisition-Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$705.8	$20.1	$725.9
	Industrial	166.1	17.3	183.4
	Security	77.5	27.1	104.6
	Segment Profit	949.4	64.5	1,013.9
	Corporate Overhead	(105.2)	2.2	(103.0)
	Total	$844.2	$66.7	$910.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.4%		14.8%
	Industrial	13.8%		15.2%
	Security	8.0%		10.8%
	Segment Profit	13.4%		14.3%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	11.9%		12.8%

[2]	Acquisition-related and other charges relate primarily to inventory step-up, integration costs, and Security business transformation and margin resiliency initiatives.
[3]	The normalized 2020 and 2019 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.